UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/10/2011

Cerus Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  0-21937

Delaware	68-0262011
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2550 Stanwell Drive
Concord, California 94520
(Address of principal executive offices, including zip code)

(925) 288-6000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On November 10, 2011, Cerus Corporation (the "Company") announced that it has signed a new two-year agreement commencing November 9, 2011 with the French national blood service, the Etablissement Francais du Sang (EFS), to supply INTERCEPT Blood System disposable kits for platelets and plasma. A copy of the Company's press release, entitled "Cerus Announces New Supply Agreement with French National Blood Service," is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01.    Financial Statements and Exhibits

(d)         Exhibits.
        The following exhibit is filed with this report:

        99.1        Press release, dated November 10, 2011, entitled "Cerus Announces New Supply Agreement with French National Blood Service."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cerus Corporation

Date: November 10, 2011	By:	/s/ Kevin D. Green
Kevin D. Green
Vice President, Finance and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press release, dated November 10, 2011, entitled "Cerus Announces New Supply Agreement with French National Blood Service."